25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

Driehaus Emerging Markets Growth Fund

Investor Shares *DREGX

Institutional Shares *DIEMX

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus Global Fund *DMAGX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Micro Cap Growth Fund *DMCRX

Driehaus Small Cap Growth Fund

Investor Shares *DVSMX

Institutional Shares *DNSMX

Driehaus Small/Mid Cap Growth Fund *DSMDX

Driehaus Event Driven Fund *DEVDX

(Each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED SEPTEMBER 7, 2023

TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE FUNDS DATED APRIL 30, 2023 (the “Prospectus” and “Summary Prospectus,” respectively)

The Board of Trustees of the Funds held a board meeting on September 6, 2023 and made the following determinations:

1.	Effective October 6, 2023, the Board of Trustees of the Funds has determined to discontinue the deduction of a 2% redemption fee (the “Redemption Fee”) for shareholders of the Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, the Investor and Institutional shares of the Driehaus Small Cap Growth Fund, and the Driehaus Small/Mid Cap Growth Fund (the “Relevant Funds”) who sell their shares within 60 days of purchase. Accordingly, all references to the Redemption Fee on page 1 of the Summary Prospectus for the Relevant Funds and pages 6, 11, 16, 25, and 30 of the Prospectus are hereby removed.

Additionally, the following information replaces the existing disclosure in paragraph number 5 on page 67 of the Prospectus under the section “How to Purchase Shares”:

5) Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no changes or limitations imposed by the Funds, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Funds or Foreside. However, unless waived, the Driehaus Micro Cap Growth Fund will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

The following information replaces the existing disclosure in the third paragraph under the subheading “Execution of Requests” found on page 70 of the Prospectus:

The Driehaus Micro Cap Growth Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

The following information replaces the existing disclosure in the second paragraph under the heading “Policies and Procedures Regarding Frequent Purchases and Redemptions” beginning on page 71 of the Prospectus:

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of shares of the Driehaus Micro Cap Growth Fund made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Driehaus Micro Cap Growth Fund will waive the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Fund, for investors in certain wrap programs and otherwise, at the Fund’s discretion. The Fund reserves the right to modify or terminate the waiver at any time.

2.	Effective September 7, 2023, the Board of Trustees of the Funds has determined to add an additional asset level breakpoint to the investment management fee for the Driehaus Emerging Markets Growth Fund. Accordingly, footnote number 1 to the table on page 59 should be replaced with the following:

The Driehaus Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion, 0.75% over $1.5 billion and up to $2.5 billion, and effective September 7, 2023, 0.50% in excess of $2.5 billion of average daily net assets.

3.	Effective September 7, 2023, the Board of Trustees of the Funds determined to reduce the cap on the Driehaus Small/Mid Cap Growth Fund’s ordinary annual operating expenses from 0.95% to 0.80% for the period beginning on September 7, 2023 and through April 30, 2025. Accordingly, the Fund’s Fee and Expense Table on page 30 of the Prospectus and page 1 of the Fund’s Summary Prospectus is hereby replaced with the following language:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.94%
Total Annual Fund Operating Expenses	1.54%
Expense Reimbursement*	(0.74)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

*	The Fund’s investment adviser, has contractually agreed to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until the earlier of the termination of the investment advisory agreement by the Board of Trustees or the Fund’s shareholders, or April 30, 2025. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years from the date on which the waiver or reimbursement is made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver/expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$414	$769	$1,772

Additionally, the following replaces footnote 5 below the table on page 59 of the Prospectus with regard to the Fund:

Effective September 7, 2023, the Adviser has contractually agreed to cap the Driehaus Small/Mid Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until the earlier of the termination of the investment advisory agreement by the Board of Trustees or the Fund’s shareholders, or April 30, 2025. Pursuant to the agreement, so long as the investment advisory agreement is in place, for a period of three years from the date on which the waiver or reimbursement is made, the investment manager is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver/ expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111